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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 2000

                            SOUTHBANC SHARES, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

      Delaware                       0-23751                 58-2361245
      --------                      ---------                ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)

               907 N. Main Street, Anderson, South Carolina 29621
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (864) 225-0241
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

      On July 31, 2000, SouthBanc Shares, Inc. ("SouthBanc"), completed its merger with Heritage Bancorp, Inc. ("Heritage") pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 14, 2000, by and between SouthBanc and Heritage. The merger was completed through the merger of Heritage with and into SouthBanc. SouthBanc was the surviving corporation in the merger.

      Pursuant to the terms of the Merger Agreement, each share of Heritage Bancorp, Inc. common stock, par value $.01 per share, that was issued and outstanding at the effective time of the merger, was converted into the right to receive either $17.65 in cash or .992 of a share of SouthBanc common stock, par value $.01 per share. SouthBanc will issue a total of approximately 1,829,000 shares and pay a total of approximately $36,300,000 to the former shareholders of Heritage Bancorp, Inc.

      The press release issued by SouthBanc with respect to the consummation of the merger is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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            (a) The following financial statements of Heritage Bancorp, Inc.
appearing in Appendix G of the Joint Proxy Statement/Prospectus contained in SouthBanc's Registration Statement on Form S-4 (File No. 333-35638) are incorporated herein by reference:

            Independent Auditors' Report
            Consolidated Balance Sheets as of September 30, 1999 and 1998 Consolidated Statements of Income for the Years Ended
              September 30, 1999, 1998 and 1997
            Consolidated Statements of Stockholders' Equity
              for the Years Ended September 30, 1999, 1998 and 1997
            Consolidated Statements of Cash Flows for the Years Ended
              September 30, 1999, 1998 and 1997 Notes to Consolidated Financial
            Statements Consolidated Balance Sheets as of March 31, 2000 and
              September 30, 1999 (unaudited)
            Consolidated Statements of Income for the Six Month Periods Ended
              March 31, 2000 and 1999 (unaudited)


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            Consolidated Statement of Stockholder's Equity for the
               Six Month Period Ended March 31, 2000
            Consolidated Statements of Cash Flows for the Six Month Periods
              Ended March 31, 2000 and 1999 (unaudited)
            Notes to Consolidated Financial Statements (unaudited)

            (b) The unaudited pro forma consolidated condensed combined balance sheet as of March 31, 2000, the unaudited pro forma consolidated condensed combined income statements for the six months ended March 31, 2000 and the year ended September 30, 1999 and the notes to the unaudited pro forma consolidated condensed combined financial statements on pages 71 through 79 of the Joint Proxy Statement/Prospectus contained in SouthBanc's Registration Statement on Form S-4 (File No. 333-35638) are incorporated herein by reference.

            (c) Exhibits. The following Exhibits are filed as part of this report:

Exhibit 2.1 Agreement and Plan of Merger, dated as of February 14, 2000, by and between SouthBanc Shares, Inc., and Heritage Bancorp, Inc. (incorporated by reference to SouthBanc's Current Report on Form 8-K filed on February 22, 2000).

Exhibit 99.1   Press Release issued by SouthBanc Shares, Inc. on July 31, 2000.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SouthBanc Shares, Inc.



Dated: August 2, 2000                  By: /s/ Robert W. Orr
                                           -------------------------------------
                                           Robert W. Orr
                                           President and Chief Executive Officer





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